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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the use in this Registration Statement on Form N-4 of the Polaris II A-Class, Polaris II Asset Manager and Polaris II A-Class Platinum Series Variable Annuities for Variable Annuity Account Seven of SunAmerica Annuity and Life Assurance Company of our report dated April 27, 2010, relating to the consolidated financial statements SunAmerica Annuity and Life Assurance Company at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009. We also consent to the incorporation by reference in such Registration Statement of our report dated July 20, 2009, relating to the statement of assets and liabilities, including the schedule of portfolio investments, of Variable Annuity Account Seven at April 30, 2010, and the related statement of operations for the periods indicated, and the related statements of changes in net assets for the periods indicated in each of the two years then ended. We also consent to the incorporation by reference in such Registration Statement of our report dated February 26, 2010, relating to the consolidated financial statements, financial statement schedules and the effectiveness of internal control over financial reporting, which appears in the American International Group, Inc. Annual Report on Form 10-K for the year ended December 31, 2009. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.



/s/ Pricewaterhousecoopers LLP
Los Angeles, California
April 27, 2010
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                                                                      EXHIBIT 10

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form N-4 of the Polaris II A-Class, Polaris II Asset Manager and Polaris II A-Class Platinum Series Variable Annuities for Variable Annuity Account Seven of SunAmerica Annuity and Life Assurance Company of our report dated April 30, 2010, relating to the statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company as of December 31, 2009 and 2008, and the related statutory statements of income and changes in capital and surplus, and of cash flow for the three years in the period ended December 31, 2009. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.


/s/ Pricewaterhousecoopers LLP
New York, New York
April 30, 2010